UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2022

Knowles Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36102	90-1002689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1151 Maplewood Drive, Itasca, IL
(Address of Principal Executive Offices)

60143
(Zip Code)
Registrant's telephone number, including area code: (630) 250-5100
(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	KN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On October 27, 2022, Knowles Corporation (the "Company") issued a press release announcing its results of operations for the quarter ended September 30, 2022 and posted on its website at http://investor.knowles.com presentation slides which summarize certain of its results of operations for the quarter ended September 30, 2022. Knowles Corporation's quarterly financial conference call and webcast will be held on October 27, 2022. A copy of the press release is being furnished as Exhibit 99.1 hereto and a copy of the presentation slides is being furnished as Exhibit 99.2 hereto.

The information furnished with the Current Report on Form 8-K and the related exhibits included in Item 9.01 shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995, such as statements relating to the expected impact of the Company's restructuring program, including estimates of timing and amounts of restructuring charges. The words “believe,” “expect,” “anticipate,” “project,” “estimate,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “objective,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” and similar expressions, among others, generally identify forward-looking statements, which speak only as of the date the statements were made. The statements in this Current Report on Form 8-K are based on currently available information and the current expectations, forecasts, and assumptions of Knowles’ management concerning risks and uncertainties that could cause actual outcomes or results to differ materially from those outcomes or results that are projected, anticipated, or implied in these statements, including risks relating to the timing and execution of the restructuring program; estimates and assumptions related to settlement of supplier obligations, the cost of severance benefits, non-cash fixed asset write-offs, and other associated costs; and other risks, relevant factors, and uncertainties identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, subsequent Reports on Forms 10-Q and 8-K and our other filings we make with the U.S. Securities and Exchange Commission. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 25, 2022, in connection with the new Securities and Exchange Commission rules regarding universal proxy cards, certain recent changes to the Delaware General Corporation Law (the “DGCL”) and a periodic review of the Company's by-laws, the Company’s board of directors (the “Board”) unanimously adopted the Fourth Amended and Restated By-Laws of the Company (the by-laws, as so amended and restated, the “Amended and Restated By-Laws”), effective immediately. The Amended and Restated By-Laws, among other things:

o	Expressly contemplate stockholder meetings held solely by means of remote communication;

o	Modify the provisions relating to adjournment procedures and lists of stockholders entitled to vote at stockholder meetings, in each case, to reflect recent amendments to the DGCL;

o	Provide that either the chair of a meeting or the holders of a majority of the Company’s outstanding voting stock may adjourn a stockholder meeting in the absence of a quorum;

o	Clarify the voting standard for the election of directors, including for a Contested Election of Directors (as defined in the Amended and Restated By-Laws);

o	Clarify the powers of the Board and the chair of a stockholder meeting to regulate conduct at such meeting;

o	Replace the existing procedural mechanics for stockholder nominations of directors and submissions of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) at stockholder meetings with enhanced procedural mechanics, including, without limitation, to require additional disclosures from nominating or proposing stockholders, proposed nominees and other persons associated with nominating or proposing stockholders and to address matters relating to Rule 14a-19 under the Exchange Act (the “Universal Proxy Rules”) (e.g., providing the Company a remedy if a stockholder fails to satisfy the requirements of the Universal Proxy Rules, requiring nominating stockholders to make a representation as to whether they intend to use the Universal Proxy Rules, requiring stockholders intending to use the Universal Proxy Rules to notify the Company of any change in such intent within two business days and to provide reasonable evidence of the satisfaction of the requirements of the Universal Proxy Rules at least five business days before the applicable meeting, etc.);

o	Clarify that the Chairperson of the Board is a director position;

o	Make conforming changes in connection with the completed declassification of the Board; and

o	Make various other updates, including ministerial and conforming changes and changes in furtherance of gender neutrality.

The foregoing summary of the amendments does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated By-Laws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished as part of this report:
Exhibit Number	Description
3.1	Fourth Amended and Restated By-Laws of Knowles Corporation, effective as of October 25, 2022.
99.1	Press release of Knowles Corporation dated October 27, 2022.
99.2	Presentation slides dated October 27, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNOWLES CORPORATION

Date: October 27, 2022	By: /s/ Robert J. Perna
Robert J. Perna
Senior Vice President, General Counsel & Secretary